Exhibit 99.1

The Patch Wear Profile From SECURE: A Once-Weekly Low-Dose Contraceptive Patch Study Anita L. Nelson1; Andrew M. Kaunitz2; Robin Kroll3; James A. Simon4; Paula M. Castaño5; Elizabeth I.O. Garner6 1Western University of Health Sciences, Pomona, CA; Professor Emeritus, David Geffen School of Medicine at UCLA, Los Angeles, CA; 2University of Florida College of Medicine-Jacksonville, Jacksonville, FL; 3University of Washington, Seattle, WA; 4George Washington University School of Medicine, Washington, DC; 5Columbia University Irving Medical Center, New York, NY; 6Agile Therapeutics, Princeton, NJ. Figure 2. Five-Point Adhesion Assessment Scale (Not drawn to scale) • For Cycles 1-13 combined, the participant-reported mean skin irritation score was 1.31 – Participant-reported mean skin irritation scores by cycle were low and generally decreased over time (Figure 3) For Cycles 1-13 combined, using the worst irritation score for each participant, the investigator-assessed mean skin irritation score was 0.18 – Investigator-assessed mean skin irritation scores by cycle were low (Figure 3) Table 3. Investigator-Rated Patch Adhesion Over the 7-Day Wear Period AG200-15 (Twirla®) • A transdermal contraceptive delivery system (TCDS) under investigation as a once-weekly prescription contraceptive patch (Figure 1) – A 28-day cycle includes: 3 weeks of 7-day patches and 1 patch-free week Figure 1. Schematic of AG200-15 TCDS: A Once-Weekly Contraceptive Patch (Not drawn to scale) 0 1 2 3 • Figure 3. Mean Skin Irritation Scores by Cycle, as Reported by Participants and Assessed by Investigators 1 *Average is weighted mean to account for number of measurements for each patch wear day. 0: >90% adhered (none to minimal lift); 1: >75% adhered but <90% (some edge showing lift); 2: >50% adhered but <75% (at least half of system lifts off); 3: <50% (> half of system lifts off, but patch remains attached); 4: patch detached. Adverse Events/Discontinuations • • Across 13 cycles, 6.2% of participants reported a local site reaction Treatment discontinuation due to application site irritation/itching occurred in 1.9% of participants The overall participant discontinuation rate from the study was 51.3% – Of participants who reported at least one patch detachment, 46.3% discontinued from the trial vs. 53.7% that completed – Of participants who did not report a patch detachment, 61.0% discontinued from the trial vs. 39.0% that completed • • Delivers daily exposure of levonorgestrel (LNG) and ethinyl estradiol (EE) similar to oral doses of 120 g of LNG and 30 g of EE 0 1 2 3 4 5 6 Cycle 7 8 9 10 11 12 13 SECURE (Study to Evaluate Contraception Use, Reliability, and Effectiveness) Investigator assessments did not occur at every cycle. *Worst score during a cycle for each participant; 0: no skin irritation; 1: mild; 2: moderate; 3: severe. • A 1-year, single-arm, open-label, multicenter phase 3 study of the contraceptive efficacy, safety, and tolerability of AG200-15 TCDS Broad enrollment criteria with no limits on body mass index (BMI) or weight Yielded a Pearl Index for participants age 18 to 35 years of 4.8 (upper bound of 95% confidence interval, 6.1), with an adverse event (AE) profile similar to approved combined hormonal contraceptives (Nelson et al., ACOG 2017, abstract #22A) • Overall, 85.0% and 12.6% of participants were determined by the investigator to have none or mild skin irritation, respectively 14.6%, 29.1%, and 37.6% of participants reported their worst itching score as none, mild, or moderate, respectively Overall the mean participant-reported skin itching score was 1.6 • • 2031 participants received at least one patch and were included in the safety analysis 93% of patch applications were scheduled, demonstrating that participants rarely required unscheduled patch changes (replacements) A decreasing trend in the percent of unscheduled patch changes (replacements) was observed from Cycle 1 to Cycle 13, showing improvement with increasing participant experience • • • Overall, results of participant-and investigator-rated patch characteristics indicate favorable patch adhesion and wearability of the AG200-15 TCDS Rates of skin irritation were generally low The rate of local site reactions was low and treatment discontinuation due to application site irritation/itching occurred in <2% of participants Adhesion analysis across a 7-day period of patch wear suggests a favorable patch adhesion profile Patch detachments did not contribute to participants leaving the study early; participants reporting any detachments during the trial did not discontinue from the trial at a higher rate than those that did not report any patch detachments • • • • • Adhesion • Participant-reported patch adhesion: Across all patches over the 7-day wear period, the mean patch adhesion score was 0.16 (Table 2) – When assessed by patch wear day, on average, 89.6% of patches had adhesion of >90% (scores of 0) – The percent of patches per day that completely detached decreased from 2.1% to 0.7% • Irritation/Itching • • Here we examine various aspects of patch adhesion and wearability with the AG200-15 TCDS • Across all patches applied in each cycle, 77.6% of participants reported a 0 (none) in Cycle 1 and 86.5% reported a 0 in Cycle 13 for their worst skin irritation Overall, across all cycles and all patches applied, 93.6% of participants reported their worst skin irritation score as none or mild; only 1.5% reported their worst skin irritation score as severe (Table 1) • Table 2. Participant-Reported Patch Adhesion Over the 7-Day Wear Period • The SECURE trial was conducted in US women 18 years or older with no restriction on BMI or weight (ClinicalTrials.gov NCT02158572) Patch-related irritation/itching and patch adhesion were evaluated by the investigator at each visit and by the participants through an electronic diary Irritation scores were graded using a 4-point scale: – 0 (None): No irritation or barely perceptible/spotty erythema – 1 (Mild): Mild erythema covering most of the application site or the skin immediately surrounding the application site – 2 (Moderate): Moderate erythema covering most of the application site or the skin immediately surrounding the application site, with or without presence of mild edema – 3 (Severe/Significant): Severe erythema of the application site or the skin immediately surrounding the application site, with or without edema, vesiculation, bullae, and/or ulceration Itching scores were graded by participants using a 4-point scale: 0 (none), 1 (mild), 2 (moderate), and 3 (severe) Patch adhesion scores were rated by participants and investigators using a scale from 0 to 4 (Figure 2) AN: Consultant/Advisor: Agile, AMAG Pharma, Bayer, ContraMed, Merck, Pharmanest; Honoraria/ Speaker: Allergan, Bayer, Merck; Grants/Research Support: Agile, ContraMed, Estetra SPRL, Evofem Inc, FHI (MonaLisa), Mathra Pharma, Merck. AK: Consultant/Advisor: Bayer, Merck, Mithra; Consultant (institution): Medicines360; Research Support (institution): Agile, Allergan, Bayer, Evofem, Merck, Mithra. RK: Research Support: AbbVie, Agile, Allergan, Bayer, Chemo Group, Contramed, Merck, Mithra. JS: Consultant/Advisor: AbbVie, Allergan, AMAG, Amgen, Ascend, Azure, Millendo, Nuelle, Radius, Regeneron, Roivant, Sanofi, Sebela, Sermonix, Shionogi, Symbiotec, TherapeuticsMD, Valeant; Speaker: Novo Nordisk, Shionogi, Valeant; Research Support: AbbVie, Agile, Allergan, Bayer, New England Research Institute, Palatin, Symbio, TherapeuticsMD; Stock Ownership: Sermonix. PC: Consultant/Advisor: Bayer; Research Support: Bayer. EG: Employee/Stock Ownership: Agile Therapeutics. Table 1. Participant-Reported Skin Irritation Score for Each Patch per Cycle and Overall • • *Average is weighted mean to account for no. of measurements for each patch wear day. 0: no lifting or small amount of lifting at edges of the patch; 1: more than a small amount of lifting at the edges up to one-quarter of the patch lifting off; 2: more than one-quarter of the patch lifting off up to half of the patch lifting off; 3: more than half of the patch is lifting off, but the patch is still on; 4: patch detached. Funding to support the development this poster was provided by Agile Therapeutics to MedVal Scientific Information Services, LLC, Princeton, NJ. • Investigator-rated patch adhesion: Across all patches over the 7-day wear period, the mean patch adhesion score was 0.04 (Table 3) – When assessed by patch wear day, on average, 96.9% of patches had adhesion of >90% (scores of 0) – In total, 0.2% of patches were rated as completely detached • • *Worst score during a cycle or overall for each patch. 0: no skin irritation; 1: mild; 2: moderate; 3: severe. Presented at the American College of Obstetricians and Gynecologists (ACOG) Annual Clinical and Scientific Meeting, April 27-30, 2018, Austin, TX Mean Skin Irritation Score* Acknowledgements Cycle Skin Irritation Score* (%) 0 77.6 1 2 3 1 16.1 5.3 1.0 2 79.7 13.4 5.3 1.6 3 81.2 11.7 5.3 1.7 4 80.7 12.4 5.2 1.7 5 83.6 9.9 4.9 1.6 6 83.2 10.2 5.1 1.4 7 83.9 10.3 4.5 1.3 8 83.6 10.3 4.3 1.8 9 84.8 9.6 4.4 1.2 10 84.2 9.2 5.1 1.5 11 84.2 9.8 4.4 1.6 12 85.5 8.5 4.5 1.5 13 86.5 8.8 3.7 1.0 Overall 82.4 11.2 4.9 1.5 Patch Wear Day % of Patches with Relevant Adhesion Score Mean Daily Adhesion Score 0 1 2 3 4 1 90.2 5.6 1.3 0.8 2.1 0.19 2 95.7 3.0 0.4 0.2 0.7 0.07 3 93.2 5.3 0.7 0.3 0.5 0.10 4 90.2 7.2 1.2 0.5 0.8 0.15 5 87.4 9.4 1.6 0.7 0.8 0.18 6 84.9 11.1 2.2 1.0 0.8 0.22 7 82.8 12.7 2.6 1.4 0.7 0.24 *Average 89.6 7.4 1.4 0.7 1.0 0.16 Disclosures Methods Objective Conclusion/Implications Results Modified Scale Language for Score Investigators Participants 0 >90% adhered (none to minimal lift) No lifting or small amount of lifting at the edges of the patch 1 >75% adhered but <90% (some edges showing lift) More than a small amount of lifting at the edges up to one-quarter of the patch lifting off 2 >50% adhered but <75% (at least half of system lifts off) More than one-quarter of the patch lifting off up to half of the patch lifting off 3 <50% (more than half of the patch lifts off, but the patch remains attached) More than half of the patch is lifting off, but the patch is still on 4 Patch completely detached Patch has completely come off AG200-15 Dimensions Total Patch Area 28.0 cm2 Active Drug Matrix Area 15.0 cm2 Total Patch Diameter 5.97 cm Drug Matrix Diameter 4.37 cm Peripheral Adhesive Width 0.80 cm Total Patch Thickness <1 mm Participant-reported Investigator-asssessed Active Drug-Free Matrix Periphery Patch Wear Day % of Patches with Relevant Adhesion Score Mean Daily Adhesion Score 0 1 2 3 4 1 98.0 1.6 0.1 0 0.2 0.03 2 97.4 2.0 0.4 0.1 0.2 0.04 3 96.1 3.6 0.2 0 0.2 0.05 4 94.6 4.6 0.5 0.2 0.2 0.07 5 92.9 6.7 0.2 0 0.2 0.08 6 94.4 5.0 0.6 0 0 0.06 7 95.1 4.5 0.4 0 0 0.05 *All Days 96.9 2.7 0.2 0 0.2 0.04 Introduction